Prospectus Supplement – August 1, 2012 to the Prospectus, as supplemented, of the following fund:

Fund	Prospectus Dated
Columbia Variable Portfolio – Seligman Global Technology Fund	5/1/2012

The information regarding Ajay Diwan in the “Portfolio Managers” section in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Ajay Diwan, Co-Portfolio Manager

•	Management responsibilities for the Fund since 2005.
•

Mr. Diwan provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications (networking, and wireless and wireline equipment), technology services, and hardware sectors.

•	Prior to the Investment Manager’s acquisition of Seligman in Nov. 2008, Mr. Diwan was a Managing Director of Seligman.
•	Joined Seligman in 2001.
•	Began investment career in 1992.
•	BS, Case Western Reserve University; MBA, Columbia University.

The rest of the section remains unchanged.

SL-9916-4 A (8/12)